Exhibit 3.7

I, SCOTT GESSLER, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT ACCORDING TO THE RECORDS OF THIS OFFICE, THE ATTACHED IS A FULL, TRUE AND COMPLETE COPY OF THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS THERETO OF

EAGLE FORD HUNTER, INC.

(COLORADO CORPORATION)

AS FILED IN THIS OFFICE AND ADMITTED TO RECORD.

Dated: May 09, 2012

/s/ [ILLEGIBLE]
SECRETARY OF STATE

[ILLEGIBLE]	[ILLEGIBLE]

ARTICLES OF INCORPORATION

OF

SHARON RESOURCES, INC.

The undersigned natural person, who is eighteen years of age or more, acting as incorporator in order to organize and establish a Corporation under and pursuant to the statutes of the State of Colorado, does hereby adopt the following Articles of Incorporation, to-wit:

ARTICLE I

The name of the Corporation is SHARON RESOURCES, INC., and such Corporation shall be referred to hereinafter of the Corporation.

ARTICLE II

The period of duration of the Corporation shall be perpetual.

ARTICLE III

The purposes for which the Corporation is organized are as follows:

1.     To carry on the business of prospecting for, drilling, producing, developing, mining, purchasing, refining, storing, manufacturing, transporting, buying and selling or otherwise dealing in any natural and artificial gas and oil hydro-carbons are related substances, or any of them, and products

[ILLEGIBLE]

or by-products thereof and, without being limited by the fore-going, any other minerals or substances.

2.     To acquire, own, Jease, mortgage, pledge, prospect for, open, explore, survey, develop, work, improve, maintain and manage either for its own account or others, or otherwise participate in ownership of, mines, petroleum, and natural gas wells, permits, claims, concessions, leases, reservations and lands, or interest therein of whatever kind, including without limitation royalty interest, believed to contain or to be capable of containing and producing petroleum, natural gas and other minerals, or any of them, and, either for its own account or others, or through ownership participation, to drill for, search for, win, get, pump, assay, refine, [ILLEGIBLE], mine, analyze, manufacture, treat and prepare for market, store, transport, pipe, sell, buy, exchange and otherwise deal in petroleum, natural gas and other minerals, or any of them, and any products or by-products thereof.

3.     To construct, manufacture, acquire, lease, operate and maintain works for holding, receiving, treating, refining, mining, milling and preparing for market and transporting any such products, goods and merchandise and all other buildings and works, fittings, [ILLEGIBLE], apparatus and appliances convenient or necessary for the objects of the Corporation.

4.     To acquire, own, lease, operate, sell, mortgage or otherwise deal in all real and personal property interests, tangible or intangible, wherever situated, alone or in conjunction with others.

5.     To borrow or raise and secure the payment of money in

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such manner and on such terms as may seem expedient, and, in particular, and without in any way limiting the generality of the foregoing, to mortgage and charge any and all undertakings of the Corporation; to own the stocks and bonds of other corporations.

6.     To carry out any other purposes permitted by corporations organized under and pursuant to the statutes and laws of the State of Colorado.

7.     Generally to do any and all things necessary, pertinent or convenient to the purposes hereinabove expressed.

ARTICLE IV

In furtherance of the purposes set forth in Article III above, the Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under and pursuant to the statutes of the State of Colorado.

ARTICLE V

The aggregate number of shares which this Corporation shall have authority to issue is 10,000,000 shares of fully participating common stock of no par value. All of the stock of this Corporation shall be issued from time to time at the option, choice and discretion of the Board of Directors and none of said shares of stock in the hands of any persons whomsoever shall be liable, or render such person liable, to the payment of any assessment or any obligation or payment on account of debts and obligations of the Corporation. The shareholders shall not have preemptive rights to subscribe to additional shares of stock.

ARTICLE VI

Cumulative voting shall not be allowed in the election of the directors or for any other purposes.

ARTICLE VII

In addition to the other powers now or hereafter conferred upon the Board of Directors by these Articles of Incorporation, by By-Laws of the Corporation, or by the laws of the State of Colorado, the Board of Directors may from time to time, subject to limitations contained in the statutes of the State of Colorado, distribute to the shareholders in partial liquidation, out of the stated capital or the capital surplus of the Corporation, a portion of the corporate assets, in cash or in kind, provided that holders of common stock shall share in such distributions in accordance with their individual proportionate equity in the common stock of the Corporation.

ARTICLE VIII

The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and the same are in furtherance of and not in limitation of the powers conferred by law:

No contract or other transaction of the Corporation with any other persons, firm or corporation, or in which this Corporation is interested, shall be affected or invalidated by (a) the fact that any one or more of the directors or officers of this Corporation is interested in or is a director or officer of such other firm or corporation; or (b) the fact that

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any director or officer of this Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by [ILLEGIBLE] of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may be in any way interested.

ARTICLE IX

Any director or officer may be authorized by the Board of Directors to freely [ILLEGIBLE] in any competing business or businesses, on his own personal behalf, or on behalf of others, without liability of any kind for breach of what might otherwise constitute general fiduciary duties: provided that such director or officer in so doing, shall not make use of any information of a confidential nature obtained directly through this Corporation; provided, further, that such director or officer shall not so deal in any subject matter in which this Corporation shall have had a prior actual expectancy. The last two above mentioned provisions may be waived completely by resolution adopted by a majority of the whole Board in any particular transaction or related series of transactions.

ARTICLE X

The initial principal office of this Corporation shall be kept at #2400 - 718 17th Street, Western Federal Savings Building, Denver, Colorado [ILLEGIBLE]. The Corporation shall be authorized to carry on part or all of its business beyond the limits of the State of Colorado.

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ARTICLE XI

The initial registered office of this Corporation shall be at #2400, 718 17th Street, Western Federal Savings Building, Denver, Colorado 80202, and the initial registered agent at said office shall be John W. Steinhauser.

ARTICLE XII

The name and address of the incorporator of the Corporation is as follows:

John W. Steinhauser	4210 South Dahlia
Englewood, Colorado 80110

ARTICLE XIII

The initial Board of Directors shall consist of three members, whose names and addresses are:

John W. Steinhauser	4210 South Dahlia
Englewood, Colorado 80110

Patricia E. Steinhauser	4210 South Dahlia
Englewood, Colorado 80110

Louisa R. Hammond	700 Washington #710
Denver, Colorado 80203

IN WITNESS WHEREOF, the undersigned, being the incorporator designated in Article XII of the foregoing Article of Incorporation, for the purposes of organizing and establishing a corporation under and pursuant to the statutes of the State of Colorado, executes these Articles of Incorporation aforesaid and declares that the statements therein contained are true and accordingly has hereunto set his hand and seal this 25th day of January, 1980, A.D.

/s/ John W. Steinhauser
John W. Steinhauser

STATE OF COLORADO	)
	)	ss.
CITY AND COUNTY OF DENVER	)

I, [ILLEGIBLE], a Notary Public of the State of Colorado, hereby certify that on the 25th day of January, 1980, personally appeared before me John W. Steinhauser, who, being first duly sworn, declared that he is the person who signed the foregoing document as incorporator and that the statements therein contained are true.

In witness whereof, I have hereunto set my hand and official seal.

[ILLEGIBLE]
Notary Public

My commission expires: [ILLEGIBLE]

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SS: Form D-4 (Rev. 7/89 Submit in Duplicate Filing Fee: $30.00 This document must be typewritten	MAIL TO: Colorado Secretary of State Corporations Office 1560 Broadway, Suite 200 Denver, Colorado 80202 (303) 894-2251 ARTICLES OF AMENDMENT to the ARTICLES OF INCORPORATION	for office use only

Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

FIRST: The name of the corporation is (note 1) SHARON RESOURCES, INC.

SECOND: The following amendment to the Articles of Incorporation was adopted on January 28, 1991, as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

☒  Such amendment was adopted by the board of directors where no shares have been issued.

☐  Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

ARTICLE XIV

The corporation shall have every power and duty of indemnification of directors, officers, employees and agents (“director”), without limitation, provided by the laws of the State of Colorado.

The personal liability of any of the corporation’s directors to the corporation or to its members for monetary damages for breach of fudiciary duties as director is eliminated, except that this provision shall not eliminate the liability of the director to the corporation or to its members for monetary damages in the following events:

(a)          for any breach of the director’s duty of loyalty to the corporation or its members or stockholders;

(b)         for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

(c)          for any transaction from which the director derived an improper personal benefit.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

	SHARON RESOURCES, INC.	(Note 1)

By:	/s/ John S. Steinhauser
Its	John S. Steinhauser President

and	/s/ Jo Beth McFadden	(Note 2)
Its	Jo Beth McFadden Secretary

	/s/ John W. Steinhauser	(Note 3)
Its	John W. Steinhauser Director

NOTES:	1.	Exact corporate name of corporation adopting the Articles of Amendments. (If this is a change of name amendment the name before this amendment is filed)
	2.	Signatures and titles of officers signing for the corporation.
	3.	Where no shares have been issued, signature of a director.

Document processing fee
If document is filed on paper	$150.00
If document is filed electronically	Currently not Available
Fees & forms/cover sheets are subject to change.		20091518225 C
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.		$ 300.00
SECRETARY OF STATE
09-30-2009 15:33:23
Paper documents must be typewritten or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY

Statement of Merger
(Surviving Entity is a Domestic Entity)

filed pursuant to § 7-90-203.7 of the Colorado Revised Statutes (C.R.S.)

1.               For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number	20091472874
(Colorado Secretary of State ID number)

Entity name or true name	SHARON HUNTER, INC.

Form of entity	Corporation

Jurisdiction	Colorado

Street address	777 Post Oak Blvd.
(Street number and name)

Suite 910

	Houston	TX	77056
	(City)	(State)	(ZIP/Postal Code)

	(Province — if applicable)		(Country)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)

.
	(Province — if applicable)		(Country)

ID Number
(Colorado Secretary of State ID number)

Entity name or true name

Form of entity

MERGE_DOM	Rev. 5/29/2007

CO094 - 06/07/2007 C T System Online

Jurisdiction

Street address
(Street number and name)

	(City)	(State)	(ZIP/Postal Code)

	(Province — if applicable)		(Country)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)

.
	(Province — if applicable)		(Country)

ID Number
(Colorado Secretary of State ID number)

Entity name or true name

Form of entity

Jurisdiction

Street address
(Street number and name)

	(City)	(State)	(ZIP/Postal Code)

	(Province — if applicable)		(Country)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)

.
	(Province — if applicable)		(Country)

(If  the following statement applies, adopt the statement by marking the box and include an attachment.)

☐    There are more than three merging entities and the ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity is stated in an attachment.

2.               For the surviving entity, its entity ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number	19871390840
(Colorado Secretary of State ID number)

Entity name or true name	SHARON RESOURCES, INC.

Form of entity	Corporation

Jurisdiction	Colorado

Street address	633 - 6th Ave SW
(Street number and name)

Suite 1800

	Calgary	AB	T2P 2Y5
	(City)	(State)	(ZIP/Postal Code)

	Alberta		Canada
	(Province — if applicable)		(Country)

Mailing address	675 Bering Drive
(leave blank if same as street address)	(Street number and name or Post Office Box information)

Suite 650

	Houston	TX	77057
	(City)	(State)	(ZIP/Postal Code)

.
	(Province — if applicable)		(Country)

3.               Each merging entity has been merged into the surviving entity.

4.               (if the following statement applies, adopt the statement by marking the box.)

☒          The plan of merger provides for amendments to a constituent filed document of the surviving entity and an appropriate statement of change or other document effecting the amendments will be delivered to the Secretary of State for filing pursuant to Part 3 of Article 90 of Title 7, C.R.S.

5.               (If the following statement applies, adopt the statement by marking the box and state the appropriate document number(s).)

☐            One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

Document number

Document number

Document number

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐            There are more than three trademarks and the document number of each additional trademark is stated in an attachment.

6.              (If applicable, adopt the following statement by marking the box and include an attachment.)

☐ This document contains additional information as provided by law.

7.               (Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are		.
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual’s act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

8.               The true name and mailing address of the individual causing this document to be delivered for filing are

Moreno	Victoria
(Last)	(First)	(Middle)	(Suffix)

2200 Ross Avenue, Suite 2800
(Street number and name or Post Office Box information)

Dallas	TX	75201-2784
(City)	(State)	(ZIP/Postal Code)

.
(Province — if applicable)	(Country)

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐            This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

Document must be filed electronically. Paper documents will not be accepted. Document processing fee Fees & forms/cover sheets are subject to change. To access other information or print copies of filed documents, visit www.sos.state.co.us and select Business.	$25.00	Colorado Secretary of State Date and Time: 07/16/2010 04:37 PM ID Number: 19871390840 Document number: 20101399632 Amount Paid: $25.00

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number:	19871390840

1. Entity name:	SHARON RESOURCES, INC.
(If changing the name of the corporation, indicate name BEFORE the name change)

2. New Entity name:
(if applicable)	SHARON HUNTER RESOURCES, INC.

3. Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4.    Other amendments, if any, are attached.

5.     If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation’s period of duration as amended is less than perpetual, state the date on which the period of duration expires:
(mm/dd/yyyy)

OR

If the corporation’s period of duration as amended is perpetual, mark this box:     ☒

7. (Optional) Delayed effective date:	07/30/2010 05:00 PM
(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

AMD PC	Rev. 5/01/2010

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8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Lipp	David
(Last)	(First)	(Middle)	(Suffix)
777 Post Oak Blvd
(Street name and number or Post Office information)
Suite 910
Houston	TX	77056
(City)	(State)	(Postal/Zip Code)
United States
(Province — if applicable)	(Country — if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

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Document must be filed electronically Paper documents will not be accepted. Document processing fee Fees & forms/cover sheets are subject to change. To access other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.	$10.00	Colorado Secretary of State Date and Time: 08/03/2010 08:39 AM ID Number: 19871390840 Document number: 20101432356 Amount Paid: $10.00

ABOVE SPACE FOR OFFICE USE ONLY

Statement of Change
Changing the Principal Office Address

filed pursuant to § 7-90-305.5 and § 7-90-705 of the Colorado Revised Statutes (C.R.S.)

1.    The entity ID number and the entity name, or, if the entity does not have an entity name, the true name are

Entity ID number	19871390840
(Colorado Secretary of State ID number)

Entity name or True name	SHARON HUNTER RESOURCES, INC.

2.    The entity’s principal office address has changed.

Such address, as changed, is

Street address	777 Post Oak Blvd
(Street number and name)
Suite 910
Houston	TX	77056
(City)	(State)	(ZIP/Postal Code)
United States
(Province — if applicable)	(Country)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)
.
	(Province — if applicable)	(Country)

3.    (If applicable, adopt the following statement by marking the box and include an attachment.)

☐  This document contains additional information as provided by law.

4. (Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are		.
(mm/dd/yyyy hour:minute am/pm)

CHANGE POA	Rev. 10/6/2008

1

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual’s act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

5.    The true name and mailing address of the individual causing this document to be delivered for filing are

Lipp	David
(Last)	(First)	(Middle)	(Suffix)
777 Post Oak Blvd.
(Street number and name or Post Office Box information)
Suite 910
Houston	TX	77056
(City)	(State)	(ZIP/Postal Code)
United States	.
(Province — if applicable)	(Country)

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐      This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

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Document must be filed electronically Paper documents will not be accepted. Document processing fee Fees & forms/cover sheets are subject to change. To access other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.	$10.00	Colorado Secretary of State Date and Time: 01/03/2011 01:23 PM ID Number: 19871390840 Document number: 20111002707 Amount Paid: $10.00
ABOVE SPACE FOR OFFICE USE ONLY

Statement of Change
Changing the Registered Agent Information

filed pursuant to § 7-90-305.5 and § 7-90-702 of the Colorado Revised Statutes (C.R.S.)

1.               The entity ID number and the entity name, or, if the entity does not have an entity name, the true name are

Entity ID number	19871390840
	(Colorado Secretary of State ID number)

Entity name or True name	SHARON HUNTER RESOURCES, INC.	.

2.               (If applicable, adopt the following statement by marking the box and enter all changes.)

☒  The registered agent name has changed.

Such name, as changed, is

Name (if an individual)					.
	(Last)	(First)	(Middle)	(Suffix)
OR

(if an entity)	Corporation Service Company				.
(Caution: Do not provide both an individual and an entity name.)

(The following statement is adopted by marking the box.)

☒  The person appointed as registered agent has consented to being so appointed.

3.               (If applicable, adopt the following statement by marking the box and enter all changes.)

☒  The registered agent address of the registered agent has changed.

Such address, as changed, is

Street address	1560 Broadway
	(Street number and name)
	Suite 2090
	Denver	CO	80202	.
	(City)	(State)	(ZIP Code)

CHANGE_RA	Rev. 4/10/2009

1

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

		CO		.
	(City)	(State)	(ZIP Code)

4.               (If applicable, adopt the following statement by marking the box.)

☒ The person appointed as registered agent has delivered notice of the change to the entity.

5.               (If applicable, adopt the following statement by marking the box and include an attachment.)

☐ This document contains additional information as provided by law.

6.               (Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences.  Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are		.
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual’s act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

7.               The true name and mailing address of the individual causing this document to be delivered for filing are

Moe	Colin
(Last)	(First)	(Middle)	(Suffix)
777 Post Oak Blvd
(Street number and name or Post Office Box information)
Suite 910
Houston	TX	77056
(City)	(State)	(ZIP/Postal Code)
United States	.
(Province — if applicable)	(Country)

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be

2

amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

3

Document must be filed electronically. Paper documents will not be accepted. Document processing fee Fees & forms/cover sheets are subject to change. To access other information or print copies of filed documents, visit www.sos.state.co.us and select Business.	$25.00	Colorado Secretary of State Date and Time: 05/02/2011 09:49 AM ID Number: 20111260388 Document number: 20111260388 Amount Paid: $25.00
ABOVE SPACE FOR OFFICE USE ONLY

Statement of Reservation of Name

filed pursuant to §7-90-301, et seq. and §7-90-602 of the Colorado Revised Statutes (C.R.S)

1.               The person stated as the applicant below is applying to reserve, for a 120 day period, the name stated below for use as an entity name.

2. Name to reserve:	Eagle Ford Hunter, Inc.

3. Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4. Name of applicant (if an individual):
(Last)	(First)	(Middle)	(Suffix)

OR (if a business organization):	Sharon Hunter Resources, Inc.

5. Mailing address of applicant:	777 Post Oak Blvd.
(Street name and number or Post Office Box information)
Suite 910
Houston	TX	77056
(City)	(State)	(Postal/Zip Code)
United States
(Province – if applicable)	(Country – if not US)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

RS	Rev. 5/01/2010

1

6. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Lipp	David
(Last)	(First)	(Middle)	(Suffix)
777 Post Oak Blvd.
(Street name and number or Post Office Box information)
Suite 650
Houston	TX	77056
(City)	(State)	(Postal/Zip Code)
United States
(Province – if applicable)	(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

2

Document must be filed electronically. Paper documents will not be accepted. Document processing fee Fees & forms/cover sheets are subject to change. To access other information or print copies of filed documents, visit www.sos.state.co.us and select Business.	$25.00	Colorado Secretary of State Date and Time: 05/03/2011 03:20 PM ID Number: 19871390840 Document number: 20111263934 Amount Paid: $25.00
ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number:	19871390840

1. Entity name:	SHARON HUNTER RESOURCES, INC.
(If changing the name of the corporation, indicate name BEFORE the name change)
2. New Entity name: (if applicable)	Eagle Ford Hunter, Inc.

3. Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4.               Other amendments, if any, are attached.

5.               If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation’s period of duration as amended is less than perpetual, state the date on which the period of duration expires:
(mm/dd/yyyy)

OR

If the corporation’s period of duration as amended is perpetual, mark this box:    ☒

7. (Optional) Delayed effective date:
(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

AMD_PC	Rev. 5/01/2010

1

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Lipp	David
(Last)	(First)	(Middle)	(Suffix)
777 Post Oak Blvd.
(Street name and number or Post Office information)
Suite 650
Houston	TX	77056
(City)	(State)	(Postal/Zip Code)
United States
(Province – if applicable)	(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

2

Certain periodic reports of Eagle Ford Hunter, Inc. have been omitted from the charter documents provided by the Secretary of State of the State of Colorado.